Exhibit 4.3

Comprehensive 401(k) Profit Sharing Plan Nonstandardized Adoption Agreement

EMPLOYER INFORMATION

Name of Adopting Employer SunCoke Energy, Inc.

Address 1011 Warrenville Road, 6th Floor

City Lisle	State IL	Zip 60532

Telephone (630) 824-1000	Adopting Employer’s Federal Tax Identification Number 62-1070598

Adopting Employer’s Tax Year End (specify month and day) 12/31

Type of Business (select one) ☐ Sole Proprietorship ☐ Partnership ☑ C Corporation ☐ S Corporation ☐ LLC

☐ Other (specify a legal entity recognized under federal income tax laws)

Name of Plan SunCoke 401(k) Plan

Plan Sequence Number 001 Trust Identification Number (if applicable) Account Number 093892

Related Employers—If the Adopting Employer is part of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), a group of commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)) or an affiliated service group (as defined in Code Section 414(m)) of which the Adopting Employer is a part, or any other entity required to be aggregated with the Adopting Employer pursuant to Code Section 414(o), then such related employers will participate in this Plan, unless specifically indicated otherwise in Section Two, Part B of this Adoption Agreement.

SECTION ONE: EFFECTIVE DATES

Complete Part A or B

Part A.	☐	New Plan Effective Date

This is the initial adoption of a 401(k) profit sharing plan by the Adopting Employer.

The Effective Date of this Plan is .

The Effective Date for Elective Deferrals under this Plan, if different from above, is:

Pre-Tax Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☐	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Pre-Tax Elective Deferrals.

Roth Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☐	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Roth Elective Deferrals.

NOTE: The Effective Date is usually the first day of the Plan Year in which this Adoption Agreement is signed and may not be earlier than such date. Elective Deferrals, however, cannot be made available before the later of the date this Adoption Agreement is signed or the Effective Date for Elective Deferrals.

Part B.	☑	Existing Plan Amendment or Restatement Date

This is an amendment or restatement of an existing qualified plan (a Prior Plan).

The Prior Plan was initially effective on 10/01/1956.

The Effective Date of this amendment or restatement is 08/01/2012 (except as otherwise provided on Attachment B, Special Effective Date(s), if applicable, or in the Basic Plan Document).

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The Effective Date for Elective Deferrals under this Plan, if added by this amendment and different from above, is:

Pre-Tax Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☐	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Pre-Tax Elective Deferrals.

Roth Elective Deferrals (select one)

Option 1:	☐	The next payroll date coinciding with or following the later of the date this Adoption Agreement is signed or the Effective Date.

Option 2:	☐	(Must be on or after the later of the date this Adoption Agreement is signed or the Effective Date)

NOTE: If no option is selected, Option 1 will apply for Roth Elective Deferrals.

NOTE: The restatement Effective Date is generally the first day of the Plan Year in which this Adoption Agreement is signed. An amendment or restatement Effective Date after the first day of the Plan Year in which this Adoption Agreement is signed may result in a reduction or elimination of accrued benefits, violating Code Section 411(d)(6). Notwithstanding the foregoing, Effective Dates for certain items (e.g., EGTRRA and other government pronouncements) are governed by the dates specified in the Basic Plan Document. If Elective Deferrals are being made available for the first time as a result of this amendment or restatement, the Elective Deferrals cannot be made available before the later of the date this Adoption Agreement is signed or the Effective Date for Elective Deferrals. If different Effective Dates are selected for Pre-Tax and Roth Elective Deferrals, the Effective Date for Pre-Tax Elective Deferrals must be either the same date or an earlier date than that selected for Roth Elective Deferrals.

SECTION TWO: ELIGIBILITY

Complete Parts A through E

NOTE: Eligibility requirements selected for Elective Deferrals will also apply to Qualified Nonelective Contributions, if such contributions are made to the Plan. Eligibility requirements selected for Matching Contributions will apply to Qualified Matching Contributions, if such contributions are made to the Plan.

Part A.    Age and Years of Eligibility Service

1.	Age Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement, after attaining the following age (select and complete all that apply):

☐	Elective Deferrals—Age (no more than 21).

☐	Matching Contributions—Age (no more than 21).

☐	Employer Profit Sharing Contributions—Age (no more than 21).

NOTE: If no age is specified for a contribution source there will be no age requirement for such source.

2.	Years of Eligibility Service Requirement. An Employee will be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select and complete all that apply):

☑	No Eligibility Service Required.

If this option is selected, there will be no eligibility service requirement for the following contributions (select all that apply):

☑	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☑	After completing 6 consecutive Months of Eligibility Service (no more than 12).

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the number of Months of Eligibility Service specified above (select all that apply):

☐	Elective Deferrals.

☑	Matching Contributions.

☑	Employer Profit Sharing Contributions.

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☐	After completing consecutive Months of Eligibility Service (no more than 12) during which the Employee completes at least Hours of Service (no more than 1,000).

NOTE: Employees not meeting the hours requirement within the initial number of months indicated in the Adoption Agreement will satisfy the Month of Eligibility Service requirement when they complete 1,000 Hours of Service within the Eligibility Computation Period.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the number of Months of Eligibility Service and Hours of Service specified above (select all that apply):

☐ Elective Deferrals.

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

☐	After Completing 1 Year of Eligibility Service.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing 1 Year of Eligibility Service (select all that apply):

☐ Elective Deferrals.

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

☐	After completing 2 Years of Eligibility Service.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing 2 Years of Eligibility Service (select all that apply):

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

☐	Other.

If this option is selected, an Employee will be eligible to become a Participant in the Plan for purposes of the following contributions after completing the following requirements (select and complete all that apply):

☐ Elective Deferrals (cannot require more than 1 Year of Eligibility Service)
.

☐ Matching Contributions (cannot require more than 2 Years of Eligibility Service)
.

☐ Employer Profit Sharing Contributions (cannot require more than 2 Years of Eligibility Service)
.

NOTE: If no Year of Eligibility Service requirement is selected for any contribution source, an Employee will become eligible to become a Participant upon date of hire with respect to such source. A Participant cannot be required to complete more than one Year of Eligibility Service for Elective Deferrals or two Years of Eligibility Service for Matching Contributions and Employer Profit Sharing Contributions. If more than one Year of Eligibility Service is selected in this Section Two, Part A for either Matching Contributions or Employer Profit Sharing Contributions, the immediate 100 percent vesting schedule in Section Four will automatically apply to such contribution source.

3.	Age and Years of Eligibility Service Waivers

a.	Employees Employed as of the Effective Date

Will an Employee (other than an Employee who either is part of an excluded class of Employees or is employed by a related employer that does not participate in the Plan) employed as of the Effective Date(s) listed in Section One, Part A, of the Adoption Agreement who has not otherwise met the age and Years of Eligibility Service requirements listed above be considered to have met those requirements as of the Effective Date and be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

Option 1: ☐ Yes.

  If Option 1 is selected, the waiver will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

Option 2: ☑ No.

NOTE: If no option is selected, Option 2 will apply.

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b.	Employees Employed as of a Specified Date

Will an Employee (other than an Employee who either is part of an excluded class of Employees or is employed by a related employer that does not participate in the Plan) employed on                              (specify a month, day, and year) who has not otherwise met the age and Years of Eligibility Service requirements be considered to have met those requirements and be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

  Option 1: ☐  Yes.

If Option 1 is selected, the waiver will apply to the following contributions (select all that apply):

    ☐ Elective Deferrals.

    ☐ Matching Contributions.

    ☐ Employer Profit Sharing Contributions.

  Option 2: ☑  Not applicable.

NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but no date is specified, no additional age and Years of Eligibility Service waivers will apply. This age and Years of Eligibility Service waiver may be used either when this Plan is adopted or when the Plan is subsequently amended (e.g., to add one or more types of contribution, to add a previously excluded group of Employees, etc.).

c.	Mergers and Acquisitions

Will an Employee (other than an Employee who either is part of an excluded class of Employees or is employed by a related employer that does not participate in the Plan) employed on                            (specify a month, day, and year) who 1) became an Employee as a result of a merger with or acquisition of the prior employer(s) listed below, and 2) has not otherwise met the age and Years of Eligibility Service requirements be considered to have met those requirements and be eligible to become a Participant in the Plan for purposes of becoming a Contributing Participant (and thus eligible to make Elective Deferrals), receiving Matching Contributions, or receiving an allocation of any Employer Profit Sharing Contributions, as applicable, made pursuant to Section Three of the Adoption Agreement (select one)?

  Option 1: ☐  Yes.

If Option 1 is selected, the waiver will apply to the following contributions (select all that apply):

    ☐ Elective Deferrals.

    ☐ Matching Contributions.

    ☐ Employer Profit Sharing Contributions.

    Prior Employer(s):

  Option 2: ☑  Not applicable.

NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected but no date is specified, no additional age and Years of Eligibility Service waivers will apply. This age and Years of Eligibility Service waiver may be used either when this Plan is adopted or when a merger or acquisition occurs. Waivers that include only Employees from certain prior employers may create testing implications under Code

Sections 401(a)(4) or 410(b).

Part B.	Exclusion of Certain Classes of Employees

  An Employee will be eligible to become a Participant in the Plan unless such Employee is (select all that apply):

☑	Included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Treasury Regulation Section 1.410(b)-9. For this purpose, the term “Employee representatives” does not include any organization in which more than half of the members are Employees who are owners, officers, or executives of the Employer.

If this exclusion is selected, it will apply to the following contributions (select all that apply):

☑ Elective Deferrals.

☑ Matching Contributions.

☑ Employer Profit Sharing Contributions.

☑	A nonresident alien (within the meaning of Code Section 7701(b)(1)(B)) who received no earned income (within the meaning of Code Section 91l(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

If this exclusion is selected, it will apply to the following contributions (select all that apply):

☑ Elective Deferrals.

☑ Matching Contributions.

☑ Employer Profit Sharing Contributions.

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☐	An Employee as the result of a transaction described in Code Section 410(b)(6)(C). Such Employee will be excluded during the period beginning on the date of the change in the member(s) of the group and ending on the last day of the first Plan Year beginning after the date of the change. A transaction described in Code Section 410(b)(6)(C) is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

If this exclusion is selected, it will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☑	A Leased Employee.

If this exclusion is selected, it will apply to the following contributions (select all that apply):

☑	Elective Deferrals.

☑	Matching Contributions.

☑	Employer Profit Sharing Contributions.

☐	A Highly Compensated Employee.

If this exclusion is selected, it will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☑	Incorrectly determined not to be an Employee (e.g., erroneously classified as an independent contractor).

If this exclusion is selected, it will apply to the following contributions (select all that apply):

☑	Elective Deferrals.

☑	Matching Contributions.

☑	Employer Profit Sharing Contributions.

☐	An Employee employed with a related Employer as defined in the Employer Information section on page one of this Adoption Agreement that has not adopted this Plan. (List all related Employers who are not adopting this Plan and who would be eligible to participate unless specifically excluded.)

☑	Other.

If this exclusion is selected, it will apply to the following contributions and excluded groups (select all that apply):

☑	Elective Deferrals (Describe the classification(s) of Employees that will be excluded from the Plan. Classifications cannot be based on Compensation. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.)

see other plan information

☑	Matching Contributions (Describe the classification(s) of Employees that will be excluded from the Plan. Classifications cannot be based on Compensation. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.)

see other plan information

☑	Employer Profit Sharing Contributions (Describe the classification(s) of Employees that will be excluded from the Plan. Classifications cannot be based on Compensation. Note that any classification that is directly or indirectly based on the number of Hours of Service that an Employee is customarily scheduled to work shall be invalid if any such Employee completes 1,000 Hours of Service during an Eligibility Computation Period.)

see other plan information

NOTE: Exclusions of Employees (other than statutorily excluded Employees under Code Section 410(b)(3) and (4) may result in the Plan needing to be amended to include enough Employees to pass the minimum coverage requirements under Code Section 410(b).

Part C.	Entry Dates

The Entry Dates shall be (select all that apply):

☑	Immediately upon meeting age and Years of Eligibility Service – The day the age and Years of Eligibility Service requirements in Section Two, Part A, are satisfied.

If this Entry Date option is selected, it will apply to the following contributions (select all that apply):

☑	Elective Deferrals.

☑	Matching Contributions.

☑	Employer Profit Sharing Contributions.

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☐	Monthly—The first day of each month of the Plan Year.

If this Entry Date option is selected, it will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☐	Quarterly—The first day of the Plan Year and the first day of the fourth, seventh, and tenth months of the Plan Year.

If this Entry Date option is selected, it will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☐	Semi-Annually—The first day of the Plan Year and the first day of the seventh month of the Plan Year.

If this Entry Date option is selected, it will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☐	Annually—The first day of the Plan Year.

If this Entry Date option is selected, it will apply to the following contributions (select all that apply):

☐	Elective Deferrals.

☐	Matching Contributions.

☐	Employer Profit Sharing Contributions.

☐	Other.

If this Entry Date option is selected, it will apply to the following contributions and Entry Dates (select all that apply):

☐	Elective Deferrals (define Entry Date(s))
.

☐	Matching Contributions (define Entry Date(s))
.

☐	Employer Profit Sharing Contributions (define Entry Date(s))
.

NOTE: If no Entry Dates are specified for a contribution source, semi-annual Entry Dates will apply to such source. The “Annually” and “Other” Entry Date options can be selected only if the eligibility requirements and Entry Dates are coordinated such that each Employee will become a Participant in the Plan by the earlier of 1) the first day of the Plan Year beginning after the date the Employee satisfies the age and Years of Eligibility Service requirements of Code Section 410(a) and ERISA Section 202, or 2) six months after the date the Employee satisfies such requirements.

Part D.	Hours Required For Eligibility Purposes

1.	Hours of Service (no more than 1,000) shall be required to constitute a Year of Eligibility Service.

2.	Hours of Service (no more than 500 and less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Eligibility Service.

NOTE: If no hours are specified, 1,000 and 500 will apply for items 1 and 2, respectively unless the Elapsed Time method of determining service applies.

Part E.	Eligibility Computation Period

An Employee’s Eligibility Computation Periods after their initial Eligibility Computation Period shall be (select one):

Option 1: ☐ Each Plan Year commencing with the Plan Year beginning during their initial Eligibility Computation Period.

Option 2: ☑ The 12-consecutive month periods commencing on the anniversaries of their Employment Commencement Date.

NOTE: If no option is selected, Option 1 will apply.

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SECTION THREE: CONTRIBUTIONS

Complete Parts A through I

Part A.  Elective Deferrals

1.	Authorization of Elective Deferrals

Will Pre-Tax Elective Deferrals be permitted under this Plan (select one)?

Option 1:    ☑  Yes (complete the following):

Will Roth Elective Deferrals be permitted under this Plan in addition to Pre-Tax Elective Deferrals?

Suboption 1:    ☑  Yes.

Suboption 2:    ☐  No.

NOTE: If no suboption is selected, Suboption 1 will apply.

Option 2:    ☐  No.

NOTE: If no option is selected, Option 1 will apply. Complete the relevant portions of the remainder of Part A only if Option 1 is selected.

2.	Limits on Elective Deferrals

a.	If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have their Compensation reduced by the amount described below. Such amount shall be contributed to the Plan by the Employer on behalf of the Contributing Participant (select one):

Option 1: ☑	An amount equal to a percentage of the Contributing Participant’s Compensation from 0 percent to 50 percent in increments of 1 percent.

Option 2: ☐	An amount of the Contributing Participant’s Compensation not less than $ and not more than $ .

Option 3: ☐	An amount equal to a percentage of the Contributing Participant’s Compensation from percent to percent in increments of percent, or an amount of the Contributing Participant’s Compensation not less than $ and not more than $ .

Option 4: ☐	An amount equal to a dollar amount or percentage of the Contributing Participant’s Compensation not to exceed the limits imposed by Code Sections 401(k), 402(g), 404, and 415.

For any taxable year, a Contributing Participant’s combined Pre-Tax and Roth Elective Deferrals shall not exceed the limit contained in Code Section 402(g) in effect at the beginning of such taxable year.

NOTE: If no option is selected, Option 4 will apply. Unless specified otherwise in the Adoption Agreement, bonuses shall be included in Compensation and will, therefore, be subject to a Participant’s salary reduction agreement.

b.	Notwithstanding item (a) above, if Elective Deferrals are permitted under the Plan, a Contributing Participant who is a Highly Compensated Employee may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (select one):

Option 1: ☐	An amount equal to a percentage of the Contributing Participant’s Compensation from percent to percent in increments of percent.

Option 2: ☐	An amount of the Contributing Participant’s Compensation not less than $ and not more than $ .

Option 3: ☐	An amount equal to a percentage of the Contributing Participant’s Compensation from percent to percent in increments of percent, or an amount of the Contributing Participant’s Compensation not less than $ and not more than $ .

Option 4: ☐	An amount equal to a dollar amount or percentage of the Contributing Participant’s Compensation not to exceed the limits imposed by Code Sections 401(k), 402(g), 404, and 415.

Option 5: ☑	Not applicable. The provisions of item (a) above shall apply.

NOTE: If no option is selected, Option 5 will apply.

3.	Separate Deferral Election for Bonuses

Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant make a separate deferral election on part or all of a bonus rather than applying the Contributing Participant’s salary reduction agreement for Pre-Tax and/or Roth Elective Deferrals, if any, to the bonus (select one)?

Option 1:    ☐  Yes.

Option 2:    ☑  No.

NOTE: If no option is selected, Option 2 will apply. A separate deferral election made with respect to a bonus shall not be subject to the limits described under the portion of this Adoption Agreement titled “Limits on Elective Deferrals” unless such limits are prescribed by the Code or related Treasury Regulations.

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4.	Catch-up Contributions

Will eligible Contributing Participants be permitted to make Catch-up Contributions pursuant to Plan Section 3.01(G) (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

5.	Ceasing Elective Deferrals

A Contributing Participant may stop making Elective Deferrals prospectively by revoking a salary reduction agreement, (select one):

Option 1: ☑ As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 2: ☐ Monthly – As of the first day of any month.

Option 3: ☐ Quarterly – As of the first day of any quarter.

Option 4: ☐ Semi-Annually – As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 5: ☐ Annually – No sooner than as of the first day of the next Plan Year.

Option 6: ☐ Other (Specify one or more dates (at least once per year) established by the Plan Administrator in a uniform and nondiscriminatory manner.) .

NOTE: If no option is selected, Option 1 will apply.

6.	Return as a Contributing Participant After Ceasing Elective Deferrals

A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant (select one):

Option 1: ☑ As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 2: ☐ Monthly – As of the first day of any subsequent month.

Option 3: ☐ Quarterly – As of the first day of any subsequent quarter.

Option 4: ☐ Semi-Annually – As of the first day of the Plan Year and the first day of the seventh month of the Plan Year.

Option 5: ☐ Annually – No sooner than as of the first day of the next Plan Year.

Option 6: ☐ Other (Specify one or more dates (at least once per year) established by the Plan Administrator in a uniform and nondiscriminatory manner.) .

NOTE: If no option is selected, Option 1 will apply.

7.	Changing Elective Deferral Amounts

A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of their Elective Deferrals (select one):

Option 1: ☑ As of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.

Option 2: ☐ Monthly – As of the first day of the month.

Option 3: ☐ Quarterly – As of the first day of any quarter.

Option 4: ☐ Semi-Annually – As of the first day of the Plan Year and first day of the seventh month of the Plan Year.

Option 5: ☐ Annually – No sooner than as of the first day of the next Plan Year.

Option 6: ☐ Other (Specify one or more dates (at least once per year) established by the Plan Administrator in a uniform and nondiscriminatory manner.) .

NOTE: If no option is selected, Option 1 will apply.

8.	Claiming Excess Elective Deferrals

A Participant who claims Excess Elective Deferrals for the preceding calendar year must submit their claim in writing to the Plan Administrator by (select one):

Option 1: ☑ March 1.

Option 2: ☐ Other (specify a date not later than April 15) .

NOTE: If no option is selected, Option 1 will apply. If Excess Elective Deferrals are not removed by April 15, they will be included in income when distributed and may be subject to a 10% early distribution penalty under Code Section 72(t).

9.	Automatic Enrollment for Elective Deferrals

a. Authorization of Automatic Elective Deferrals

Will the automatic Elective Deferral enrollment provisions in Plan Section 3.01(E) apply (select one)?

	Option 1: ☐	Yes.

	Option 2: ☑	No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this item 9 only if Option 1 is selected.

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i.	New Employees

If an Employee who has met the eligibility requirements set forth in Section Two of the Adoption Agreement fails to provide the Employer a salary reduction agreement, will a portion of such eligible Employee’s Compensation be automatically withheld and contributed to the Plan as an Elective Deferral (select one)?

Option 1:	☐	Yes, for Employees hired on or after the Effective Date.

Option 2:	☐	Yes, for Employees who meet the eligibility requirements in Section Two, Part A of the Adoption Agreement on or after the Effective Date.

Option 3:	☐	No.

NOTE: If no option is selected, Option 1 will apply.

ii.	Current Employees

Will automatic enrollment for Elective Deferrals apply to all eligible Employees who fail to return a salary reduction agreement on or after the Effective Date, including those who met the eligibility requirements in the Adoption Agreement before the Effective Date (select one)?

Option 1:	☐	Yes, but only to those Employees who are not Contributing Participants (i.e., are deferring 0 percent).

Option 2:	☐	Yes, but only to those Employees deferring less than the amount in item (b) below (including 0 percent).

Option 3:	☐	No.

NOTE: If no option is selected, Option 3 will apply.

b.	Initial Amount of Automatic Elective Deferral

The following percentage or amount of each eligible Employee’s Compensation will be automatically withheld and contributed to the Plan as an Elective Deferral if Option 1 was selected in item 9(a) above (select and complete one):

Option 1:	☐	Percent.

Option 2:	☐	$ .

NOTE: If no option is selected, Option 1 will apply and three percent of Compensation will be withheld.

c.	Tax Character of Elective Deferrals—Automatic Enrollment

How will amounts automatically withheld from Compensation and contributed to the Plan under Part A, item 9 above as Elective Deferrals be designated for tax purposes (select one)?

Option 1:	☐	Pre-tax Elective Deferrals.

Option 2:	☐	Roth Elective Deferrals.

NOTE: If no option is selected, Option 1 will apply. Option 2 may only be selected if Section Three, Part A of the Adoption Agreement allows Roth Elective Deferrals.

10.	Automatic Increase in Elective Deferrals

a.	Authorization of Automatic Elective Deferral Increase

Will Elective Deferrals be increased automatically each year for Employees who are automatically enrolled under item 9 above (select one)?

Option 1:	☐	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this item 10 only if Option 1 is selected.

b.	Will Elective Deferrals be increased automatically each year for Employees whose deferral elections are below percent (specify a percentage), whether or not automatically enrolled under item 9 above?

Option 1:	☐	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 will apply. If Option 1 is selected and no percentage is indicated, three percent will apply.

c.	Automatic Elective Deferral Increase Amount

If Option 1 was selected in item 10(a) and/or 10(b) above, such increases will occur in the following increments (select one):

Option 1:	☐	percent per year up to a maximum of percent.

Option 2:	☐	$ per year up to a maximum amount of $ .

Option 3:	☐	Other (specify) .

NOTE: If no option is selected, Option 1 will apply and annual increases will be made in increments of one percent of Compensation up to a maximum of ten percent.

Page 9 of 36	©2009 Ascensus, Inc., Brainerd, MN

d.	Timing of Automatic Elective Deferral Increases

If automatic increases are selected in item 10(a) and/or 10(b) above, such increases will occur on the following dates (select one):

Option 1:	☐	Each anniversary of the Contributing Participant’s date of hire.

Option 2:	☐	Each anniversary of the date the Contributing Participant met the eligibility requirements set forth in Section Two, Part A of the Adoption Agreement.

Option 3:	☐	First day of each Plan Year.

Option 4:	☐	First day of each Calendar Year.

Option 5:	☐	Other (specify) .

NOTE: If no option is selected, Option 1 will apply.

Part B.	Matching Contributions (Employers that intend to maintain an ADP/ACP Safe Harbor CODA plan, as defined in Plan Section 3.03 that is not subject to ACP testing, must skip this Part B and complete Part C. Matching Contributions made under this Part B will be subject to ACP testing).

1.	Authorization of Matching Contributions

Will the Employer make Matching Contributions to the Plan on behalf of a Qualifying Contributing Participant (select one)?

Option 1:	☑	Yes, with respect to the following types of contributions (select all that apply):

☑ Pre-Tax Elective Deferrals.

☑ Roth Elective Deferrals.

☐ Nondeductible Employee Contributions.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this Part B only if Option 1 is selected.

2.	Matching Contributions and Catch-up Contributions

Will Matching Contributions be made in accordance with the Matching Contribution formula specified in items 3 and 4 below, with regard to Catch-up Contributions (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

3.	Matching Contribution Formula

If the Employer elected to make Matching Contributions in item 1 above, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be equal to (select one):

Option 1:	☐	Discretionary Match.

That percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year. The amount, the allocation formula, and the percentage or dollar amount limit applicable to such match, if any, is at the complete and sole discretion of the Employer and may vary from year to year. Any Matching Contribution will be allocated in a nondiscriminatory manner based upon each Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contributions, if applicable).

Option 2:	☑	Percentage of Contribution Match.

That percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

Elective Deferral Percentage	Matching Percentage
Less than or equal to 5%	100%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $                 or                  percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Option 3:	☐	Two-Tiered Percentage of Contribution Match.

That percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to %	%
Tier 2	Greater than , but less than or equal to %	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $                  or                  percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

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Option 4: ☐	Multi-Tiered Percentage of Contribution Match.

An amount equal to a percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to %	%
Tier 2	Greater than , but less than or equal to %	%
Tier 3	Greater than , but less than or equal to %	%
Tier 4	Greater than %	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $             or              percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Option 5: ☐	Years of Service Match.

An amount equal to a percentage of each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the number of such Contributing Participant’s Years of  ☐ Eligibility  ☐ Vesting Service with the Employer as specified in the matching schedule below.

	Years of Service	Matching Percentage
Base Rate	Less than or equal to years	%
Tier 2	Greater than , but less than or equal to years	%
Tier 3	Greater than , but less than or equal to years	%
Tier 4	Greater than years	%

Notwithstanding the Matching Contribution formula specified above, no Matching Contributions in excess of $             or              percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Option 6: ☐	Discretionary Match By Location or Business Classification.

Any Matching Contribution will be allocated in a nondiscriminatory manner based upon each Qualifying Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year for each separate location, or business classification. The amount, the allocation formula, and the percentage or dollar amount limit applicable to such match, if any, is at the complete discretion of the Employer and may vary for each location or business classification on a separate and individual basis.

Option 7: ☐	Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Qualifying Contributing Participant entitled thereto.)

                                                                                                                                                                        .

NOTE: If no option is selected, Option 1 will apply. If Matching Contribution percentages in Options 3 through 7 above increase as the percent of a Contributing Participant’s Elective Deferral percentage increases (e.g., the Matching Contribution percentage in Tier 3 is greater than the Matching Contribution percentage in Tier 2, etc.), special nondiscrimination testing under Code Section 401(a)(4) may be necessary. If Option 7 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable). Matching Contributions in excess of 100% of a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.02 and Treasury Regulation 1.401(m)-2(a)(5).

4.	Supplemental Match

Will the Employer be permitted to make supplemental Matching Contributions, in an amount to be determined from year to year at the Employer’s discretion, in addition to the Matching Contributions described in Part B, items 2 and 3 above (select one)?

Option 1: ☐	Yes.

If Option 1 is selected the supplemental Matching Contributions will be allocated to each Contributing Participant in accordance with the following Matching Contribution formula (select one):

Suboption a: ☐	Discretionary Match. That percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) which the Employer, in its sole discretion, determines from year to year.

	Suboption b: ☐	Other (specify) .
NOTE: Matching Contributions in excess of 100% of a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.02 and Treasury Regulation 1.401(m)-2(a)(5).
Option 2: ☑	No.

NOTE: If no option is selected, Option 2 will apply.

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5.	Qualifying Contributing Participants

A Contributing Participant will be a Qualifying Contributing Participant, and thus entitled to share in Matching Contributions for any Plan Year, only if the Participant has satisfied all of the eligibility requirements described in Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional conditions (select one):

Option 1: ☐	Hours of Service Requirement. The Contributing Participant completes at least (not more than 1,000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐	The Contributing Participant’s Death.

☐	The Contributing Participant’s Termination of Employment after having incurred a Disability.

☐	The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Contributing Participant’s Termination of Employment after having reached Early Retirement Age.

☐	The Contributing Participant is employed on the last day of the Plan Year.

☐	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐	The Contributing Participant’s Death.

☐	The Contributing Participant’s Termination of Employment after having incurred a Disability.

☐	The Contributing Participant’s Termination of Employment after having reached Normal Retirement Age.

☐	The Contributing Participant’s Termination of Employment after having reached Early Retirement Age.

☐	The Contributing Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

Option	2: ☑ No additional conditions apply.

NOTE: If no option is selected, Option 2 will apply.

Part C.  Safe Harbor CODA Contributions

1.	Application of Safe Harbor CODA

a.	Safe Harbor Provisions

Will the Safe Harbor CODA provisions of Plan Section 3.03 apply (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 2 will apply. Complete the remainder of this Part C only if Option 1 is selected. If Option 1 is selected, the Safe Harbor CODA provisions of the Plan will apply for the Plan Year and the provisions relating to the ADP or ACP test generally will not apply. Contribution provisions that are selected in addition to the options listed in this Part C may subject the Plan to ADP, ACP, and top-heavy testing. A Plan intending to satisfy the Safe Harbor CODA requirements of Code Sections 401(k)(12) and 401(m)(11) generally must satisfy such requirements, including the notice requirement, for the entire Plan Year. If a Safe Harbor CODA is eliminated during a Plan Year, the Plan will be subject to provisions relating to the ADP and ACP tests, including restrictions on the selection of testing methods (e.g., current vs. prior year).

b.	Participants Entitled to Receive Safe Harbor CODA Contributions

Safe Harbor CODA contributions will be made on behalf of (select one):

Option 1: ☐	Each Eligible Employee who is a non-Highly Compensated Employee (and, in the case of Safe Harbor Matching Contributions, makes Elective Deferrals to the Plan).

Option 2: ☑	All Eligible Employees (who, in the case of Safe Harbor Matching Contributions, make Elective Deferrals to the Plan).

NOTE: If no option is selected, Option 2 will apply.

2.	ADP Test Safe Harbor Contributions

The Employer will make the following ADP Test Safe Harbor Contributions for the Plan Year (select one):

Option 1: ☐     Basic Matching Contributions.

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee, as described in item 1(b) above, equal to:

(i)	100 percent of the amount of the Employee’s Elective Deferrals that do not exceed three percent of the Employee’s Compensation for the Plan Year, plus

(ii)	50 percent of the amount of the Employee’s Elective Deferrals that exceed three percent of the Employee’s Compensation but do not exceed five percent of the Employee’s Compensation.

Option 2: ☐     Enhanced Matching Contributions.

The Employer will make Matching Contributions to the Individual Account of each Eligible Employee, as described in item 1(b) above, in an amount equal to the sum of:

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to % (not less than 3%)	100%
Tier 2	Greater than , but less than or equal to % (not greater than 6%)%

NOTE: The Enhanced Matching Contribution formula must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution that would be received if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as Elective Deferrals increase.

Page 12 of 36	©2009 Ascensus, Inc., Brainerd, MN

	Option 3: ☑	Safe Harbor Nonelective Contributions

The Employer will make a Safe Harbor Nonelective Contribution to the Individual Account of each Eligible Employee, as described in item l(b) above, in an amount equal to 3 (not less than 3) percent of the Employee’s Compensation for the Plan Year.

NOTE: If no option is selected, Option 1 will apply.

3.	Recipient Plan

The ADP Test Safe Harbor Contributions will be made to (select one): Option 1: ☑ This Plan.

Option 2: ☐ Other plan (specify plan of the Employer) .

NOTE: If no option is selected, Option 1 will apply.

4.	ACP Test Safe Harbor Matching Contributions

NOTE: No additional contributions are required in order to satisfy the Safe Harbor CODA requirements. The Employer may, however, make Matching Contributions in addition to Basic or Enhanced Matching Contributions. To ensure that the Plan continues to satisfy the Safe Harbor CODA requirements, only the following additional Matching Contributions may be made (see the NOTE below for specific contribution limitations).

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions to the Individual Account of each Eligible Employee, as described in item 1 (b) above, in the amount of (select one):

	Option 1: ☐	Percentage of Contribution Match.

A Matching Contribution that equals percent of the Employee’s Elective Deferrals that do not exceed percent (not more than six percent) of the Employee’s Compensation for the Plan Year.

	Option 2: ☐	Two-Tiered Percentage of Contribution Match.

That percentage of each Contributing Participant’s Elective Deferral determined by the Contributing Participant’s rate of Elective Deferral as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to %	%
Tier 2	Greater than , but less than or equal to %	%

NOTE: The matching percentage for Tier 2 cannot exceed the matching percentage for the base rate. No Matching Contributions will be made on Elective Deferrals that exceed six percent of Compensation.

Option 3: ☐	A discretionary contribution that matches those Employee’s Elective Deferrals that do not exceed a permissible percentage of the Employee’s Compensation for the Plan Year.

NOTE: The Elective Deferrals that are matched will be determined by the Employer for the year, but in no event can a Matching Contribution be made on Elective Deferrals that exceed six percent of the Employee’s Compensation. In addition, the total additional discretionary Matching Contribution made to any Employee cannot exceed four percent of the Employee’s Compensation for the Plan Year. For example, the Employer could not choose a discretionary formula that provided a 25 cent Matching Contribution for every dollar deferred if the match were given on Elective Deferrals up to eight percent of Compensation (this exceeds the six percent limitation on Elective Deferrals that can be matched). Neither could the Employer provide a discretionary dollar-for-dollar Matching Contribution on Elective Deferrals up to six percent of Compensation (this exceeds the four percent absolute limitation on a discretionary ACP Test Safe Harbor Matching Contribution). If the Employer wishes to make Matching Contributions in addition to ACP Test Safe Harbor Matching Contributions, Section Three, Part B, must be completed. Such contributions will be subject to ACP testing.

Part D.	Employer Profit Sharing Contributions

	1.	Authorization of Employer Profit Sharing Contributions

Will the Employer make Employer Profit Sharing Contributions to the Plan on behalf of Qualifying Participants (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply. Complete the remainder of Part D only if Option 1 is selected.

	2.	Contribution Formula (select one)

		Option 1:	☑	Discretionary Formula. For each Plan Year the Employer may contribute an amount to be determined from year to year.

		Option 2:	☐	Fixed Formula. percent of the Compensation of all Qualifying Participants under the Plan for the Plan Year.

		Option 3:	☐	Fixed Percent of Profits Formula. percent of the Employer’s profits that are in excess of $ .

		Option 4:	☐	Government Contract Formula. For each Hour of Service of covered employment under a government contract, the Employer shall contribute an amount as described in Plan Section 3.04(B)(3).

		Option 5:	☐	Discretionary Formula By Location or Business Classification. For each Plan Year the Employer may contribute an amount to be determined from year to year and that amount may vary for each location or business classification on a separate and individual basis.

NOTE: If no option is selected, Option 1 will apply. If Option 4 is selected, the government contract allocation formula must be selected in item 3 below.

Page 13 of 36	©2009 Ascensus, Inc., Brainerd, MN

3.	Allocation Formula

Employer Profit Sharing Contributions will be allocated to the Individual Accounts of Qualifying Participants as follows (select one):

	Option 1: ☑	Pro Rata Formula. In the ratio that each Qualifying Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.

	Option 2: ☐	Flat Dollar Formula. In the same dollar amount for each Qualifying Participant.

Option 3: ☐

Integrated Formula. Pursuant to the following integrated allocation formula described in Plan Section 3.04(B)(2) (select one):

Suboption (a): ☐ Excess Integrated Formula.

Suboption (b): ☐ Base Integrated Formula.

NOTE: If no suboption is selected, Suboption (a) will apply.

The integration level will be (select one):

Suboption (a): ☐ The Taxable Wage Base.

Suboption (b): ☐ $             (a dollar amount less than the Taxable Wage Base).

Suboption (c): ☐              percent (not more than 100 percent) of the Taxable Wage Base.

NOTE: If no suboption is selected, Suboption (a) will apply.

	Option 4: ☐	Government Contract Formula. Pursuant to the government contract contribution formula selected in Part D, item 2, Option 4, above.

Option 5: ☐

Uniform Points Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the ratio that each Qualifying Participant’s points for the Plan Year bears to the total points of all Qualifying Participants for the Plan Year.

Each Qualifying Participant’s points for the Plan Year shall be computed by adding the points determined under (a), (b) and (c) below (specify a number for each item):

(a)            points for each year of the Participant’s age.

(b)            points for each of the Participant’s Years of Service (including years before this Plan or a Prior Plan was established).

(c)            points for each $100 of the Participant’s Compensation for the Plan Year.

	Option 6: ☐	Age Weighted Formula. Employer Profit Sharing Contributions shall be allocated to the Individual Accounts of Qualifying Participants in the manner described below:

Step 1:  Determine each Qualifying Participant’s number of points based upon the following formula:

Points = ..01 x Compensation x Allocation Factor derived from the allocation factor tables set forth in Section 10 of the Adoption Agreement.

The pre-retirement and post-retirement interest rate used to calculate the annual Employer Profit Sharing Contribution shall be (select one):

Suboption a: ☐ 7.5%

Suboption b: ☐ 8.0%

Suboption c: ☐ 8.5%

NOTE: If no option is selected, Suboption (c) will apply.

Step 2:  Determine each Qualifying Participant’s allocation through calculation of the following formula:

		Allocation =	Points of Qualifying Participant	x Employer Profit Sharing Contribution
Total Points of all Qualifying Participants

Step 3:  Make any reallocations as necessary to satisfy either the safe harbor formula for plans with a uniform points allocation or the general test described in Code Section 401(a)(4) and the corresponding Treasury Regulations concerning nondiscrimination in the amount of Employer Profit Sharing Contributions. Identify whether the safe harbor or general test will be satisfied for the selected formula (select one):

Suboption a: ☐ Safe harbor reallocations may be made as necessary as described in Plan

                            Section 3.04(B)(8)(b)(i).

Suboption b: ☐ General test reallocations may be made as necessary as described in Plan

                             Section 3.04(B)(8)(b)(ii).

NOTE: If no Option is elected, Suboption (a) shall be deemed to be selected.

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Option 7: ☐	New Comparability Formula. Employer Profit Sharing Contributions, if any, will be allocated as described in Plan Section 3.04(B)(8) pertaining to group allocations (select one):

	Suboption (a): ☐	Individual Allocation Groups. Each Qualifying Participant shall constitute a separate allocation group.

NOTE: The Employer must provide the Plan Administrator or Trustee, if applicable, written instructions describing the allocation of the Employer Profit Sharing Contribution. The instructions must be provided no later than the Employer’s tax return due date, including extensions, of the year for which the allocation is made.

	Suboption (b): ☐	Pre-Determined Allocation Groups. Qualifying Participants will be divided into the following groups (one or more) with the same allocation ratio. (Specify the groups by category of Qualifying Participant, including both Highly Compensated Employees and non-Highly Compensated Employees):

Allocation Group 1:

Allocation Group 2:

Allocation Group 3:

Allocation Group 4:

Allocation Group 5:

Allocation Group 6:

NOTE: If more than six allocation groups are needed, complete Attachment C, New Comparability Allocation Group(s). (The specific categories of Qualifying Participants should be such that resulting allocations are provided in a definite predetermined formula that complies with Treasury Regulation 1.401-1(b)(1)(ii). The number of allocation rates must not exceed the maximum allowable number of allocation rates as described in Plan Section 3.04(B)(8). Highly Compensated Employees may each be in separate allocation groups. Non-Highly Compensated Employees must be grouped using allocation rates specified in Plan Section 3.04(B)(8). The grouping of non-Highly Compensated Employees must be done in a reasonable manner and should reflect a reasonable classification in accordance with Treasury Regulation 1.410(b)-4(b). In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of Treasury Regulation 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a Self Employed Individual as a result of application of the allocation method.)

Interest Rate Assumption and Mortality Table

The following assumptions will be used to calculate the equivalent benefit accrual rate:

1.      Interest Rate. The pre-retirement and post-retirement interest rate assumption shall be (select one)

Option 1:   ☐   7.5%

Option 2:   ☐   8.0%

Option 3:   ☐   8.5%

NOTE: If no option is selected, Option 3 will be deemed to be selected.

2.      Mortality Table. The mortality table shall be (select one)

Option 1:   ☐   UP-1984 Mortality Table

Option 2:   ☐   1983 Group Annuity Mortality Table (1983 GAM)

Option 3:   ☐   1983 Individual Annuity Mortality Table (1983 IAM)

Option 4:   ☐   1971 Group Annuity Mortality Table (1971 GAM)

Option 5:   ☐   1971 Individual Annuity Mortality Table (1971 IAM)

NOTE: If no option is selected, Option 1 will be deemed to be selected.

New Comparability Gateway For purpose of satisfying the new comparability gateway the Plan shall use the following method (select one):

	Option 1: ☐	The Plan will provide benefits that satisfy the broadly available basis requirements described in Plan Section 3.04(B)(9)(a).

	Option 2: ☐	The Plan will satisfy the minimum allocation method identified below (select one):

Suboption A:  ☐  Provide each non-Highly Compensated Employee with a minimum allocation of at least 5% of the non-Highly Compensated Employee’s Compensation (if the definition of Compensation is not within the meaning of Code Section 415(c)(3), a definition which satisfies Code Section 415(c)(3) will apply).

Suboption B:  ☐    Provide each non-Highly Compensated Employee with a minimum allocation so that each non-Highly Compensated Employee has an allocation rate of at least one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate.

Page 15 of 36	©2009 Ascensus, Inc., Brainerd, MN

Suboption C:	☐	Provide each non-Highly Compensated Employee with a minimum allocation equal to the lesser of the amount described in Suboption A or Suboption B above.

Suboption D:	☐	Reallocate contributions allocated to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals at least one-third of the allocation rate of the Highest Compensated Employee with the highest allocation rate in the manner as described in Plan Section 3.04(B)(10).

Suboption E:	☐	Reallocate contributions allocated to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals at least 5% of the non-Highly Compensated Employee’s Compensation (if the definition of Compensation is not within the meaning of Code Section 415(c)(3), a definition which satisfies Code Section 415(c)(3) will apply) in the manner as described in Plan Section 3.04(B)(11).

Suboption F:	☐	Reallocate preliminary contributions or hypothetical contributions paid to Highly Compensated Employees to non-Highly Compensated Employees so that the allocation to each non-Highly Compensated Employee equals the lesser of the amount described in Suboption D or Suboption E above.

NOTE: If Option 2 is selected and no suboption is selected, Suboption F will apply, if necessary.

NOTE: If no option is selected, Option 1 will apply unless the government contract contribution formula is selected in item 2 above, in which case Option 4 will apply. Option 4 cannot be selected unless the government contract contribution formula in item 2 above applies. In the case of Self-Employed Individuals, the requirements of Treasury Regulation Section 1.401(k)-1(A)(6) continue to apply, and a new comparability or age-weighted allocation method should not be such that a cash or deferred election is created for a Self-Employed Individual as a result of the allocation method.

4.	Qualifying Participants

A Participant will be a Qualifying Participant, and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year, only if the Participant has satisfied all of the eligibility requirements described in Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1:	☐

Hours of Service Requirement. The Participant completes at least              (not more than 1,000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Participant’s Death.

☐ The Participant’s Termination of Employment after having incurred a Disability.

☐ The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Participant is employed on the last day of the Plan Year.

	☐	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Participant’s Death.

☐ The Participant’s Termination of Employment after having incurred a Disability.

☐ The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

Option 2:	☐	No additional conditions apply.

NOTE: If no option is selected, Option 2 will apply.

5.	Contributions To Non-Highly Compensated Disabled Participants

Will a non-Highly Compensated Employee Participant who has incurred a Disability be entitled to an Employer Profit Sharing Contribution pursuant to Plan Section 3.04(B)(1) (select one)?

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 will apply.

Part E. Qualified	Nonelective Contributions

1.	Qualified Nonelective Contribution Formula

For each Plan Year, the Employer may contribute an amount to be determined from year to year.

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2.	Allocation of Qualified Nonelective Contributions

Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (select one):

Option 1:	☑	Targeted QNEC. In an amount, determined pursuant to Plan Section 3.05, required to satisfy either the Actual Deferral Percentage test described in Plan Section 3.13, the Actual Contribution Percentage test described in Plan Section 3.14, or both.

Option 2:	☐	Pro Rata – Non-Highly Compensated Employee Participants. In the ratio that each non-Highly Compensated Employee Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants for such Plan Year.

Option 3:	☐	Pro Rata – All Participants. In the ratio that each Participant’s Compensation for the applicable Plan Year bears to the total Compensation of all Participants for such Plan Year.

Option 4:	☐

Limited Pro Rata – Non-Highly Compensated Employee Participants. In the ratio that each non-Highly Compensated Employee Participant’s Compensation not in excess of $                  for the applicable Plan Year bears to the total Compensation of all non-Highly Compensated Employee Participants entitled to an allocation not in excess of $                  for such Plan Year.

Option 5:	☐	Government Contract Formula. In an amount based on each Hour of Service of covered employment under a government contract, as described in Plan Section 3.05(B).

NOTE: If no option is selected, Option 1 will apply.

3.	Additional Conditions for Receiving Qualified Nonelective Contributions

A Participant will be a Qualifying Participant, and thus entitled to share in Qualified Nonelective Contribution for any Plan Year, only if the Participant has satisfied all of the eligibility requirements of Section Two of this Adoption Agreement on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1:	☐	Hours of Service Requirement. The Participant completes at least (not more than 1,000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Participant’s Death.

☐ The Participant’s Termination of Employment after having incurred a Disability.

☐ The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Participant is employed on the last day of the Plan Year.

	☑	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Participant’s Death.

☐ The Participant’s Termination of Employment after having incurred a Disability.

☐ The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

Option 2:	☐	No additional conditions apply.

NOTE: If no option is selected, Option 2 will apply.

Part F.	Qualified Matching Contributions

1.	Qualified Matching Contribution Formula

a.	Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made with respect to (select all that apply):

☑	Pre-Tax Elective Deferrals.

☑	Roth Elective Deferrals.

☐	Nondeductible Employee Contributions.

NOTE: If no option is selected, Qualified Matching Contributions will be made with respect to Pre-Tax Elective Deferrals and Roth Elective Deferrals.

b.	Qualified Matching Contribution Formula

If the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a Qualifying Contributing Participant each Plan Year shall be equal to (select one):

Option 1: ☐     Percentage of Contribution Match.

That percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

Elective Deferral Percentage	Matching Percentage
Less than or equal to %	%

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $              or              percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Page 17 of 36	©2009 Ascensus, Inc., Brainerd, MN

Option 2:	☐	Two-Tiered Percentage of Contribution Match.

That percentage of each Contributing Participant’s Elective Deferral (and/or Nondeductible Employee Contribution, if applicable) determined by the Contributing Participant’s rate of Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) as specified in the matching schedule below.

	Elective Deferral Percentage	Matching Percentage
Base Rate	Less than or equal to %	%
Tier 2	Greater than , but less than or equal to %	%

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $ or percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Option 3:	☑	Such amount, if any, as determined by the Employer in its sole discretion, equal to that percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto that would be sufficient to cause the Plan to satisfy either the Actual Deferral Percentage test (described in Plan Section 3.13) or the Actual Contribution Percentage test (described in Plan Section 3.14) for the Plan Year, or both.

Notwithstanding the Qualified Matching Contribution formula specified above, no Qualified Matching Contributions in excess of $                  or                  percent of a Contributing Participant’s Compensation will be made with respect to any Contributing Participant for any Plan Year. (Complete the applicable blank(s), if any)

Option 4:	☐	Other formula (Specify an amount equal to a percentage of the Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) of each Contributing Participant entitled thereto) .

NOTE: If no option is selected, Option 3 will apply. Matching Contributions in excess of 100 percent of a Contributing Participant’s Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) will be subject to the additional ACP testing limits under Plan Section 3.06 and Treasury Regulation Section 1.401(m)-2(a)(5).

2.	Participants Entitled to Qualified Matching Contributions

a.	Contributing Participants Eligible for Qualified Matching Contributions

Qualified Matching Contributions, if made to the Plan, will be made on behalf of (select one):

Option 1:	☑	Each Contributing Participant who makes Elective Deferrals (and Nondeductible Employee Contributions, if applicable) and who is a non-Highly Compensated Employee.

Option 2:	☐	All Contributing Participants who make Elective Deferrals (and Nondeductible Employee Contributions, if applicable).

NOTE: If no option is selected, Option 1 will apply.

b.	Additional Conditions for Receiving Qualified Matching Contributions

A Contributing Participant will be a Qualifying Contributing Participant for purposes of Qualified Matching Contributions, and thus entitled to share in Qualified Matching Contributions for any Plan Year, only if the Participant has satisfied all of the requirements of Section Two on at least one day of such Plan Year and satisfies the following additional condition(s) (select one):

Option 1:	☐

Hours of Service Requirement. The Participant completes at least                  (not more than 1,000) Hours of Service during the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Participant’s Death.

☐ The Participant’s Termination of Employment after having incurred a Disability.

☐ The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Participant is employed on the last day of the Plan Year.

	☐	Last Day Requirement. The Participant is an Employee of the Employer on the last day of the Plan Year. However, this condition will be waived for the following reason(s) (select all that apply):

☐ The Participant’s Death.

☐ The Participant’s Termination of Employment after having incurred a Disability.

☐ The Participant’s Termination of Employment after having reached Normal Retirement Age.

☐ The Participant’s Termination of Employment after having reached Early Retirement Age.

☐ The Participant’s Termination of Employment after having completed at least Hours of Service during the Plan Year.

Option 2:	☑	No additional conditions.

NOTE: If no option is selected, Option 2 will apply.

Page 18 of 36	©2009 Ascensus, Inc., Brainerd, MN

Part G.	Other Contributions

	1.	Rollover Contributions

May an Employee make rollover contributions to the Plan pursuant to Plan Section 3.07 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ Yes, unless such Employee is part of any excluded class of Employees.

Option 3: ☐ Yes, but only after becoming a Participant.

Option 4: ☐ No.

NOTE: If no option is selected, Option 2 will apply.

		a.	Direct Rollovers

			i.	Sources of Eligible Rollover Distributions

The Plan will accept Direct Rollovers of Eligible Rollover Distributions from (select “Yes” or “No” to each of the following items by selecting the appropriate box):

				1.	A qualified plan described in Code Section 401(a) or 403(a).	☑ Yes	☐ No

				2.	An annuity contract described in Code Section 403(b).	☑ Yes	☐ No

				3.	An eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.	☑ Yes	☐ No

NOTE: If a box is not selected for an item, “Yes” will apply for such item.

			ii.	Rollover Exclusions

Will the Plan accept the following as Direct Rollovers (select “Yes” or “No” to each of the following items by selecting the appropriate box)?

				1.	Nondeductible Employee Contributions.	☐ Yes	☑ No

				2.	Roth Elective Deferrals.	☑ Yes	☐ No

NOTE: Item 2 may be selected only if the Plan permits Roth Elective Deferrals under Part A of this Section. If a box is not selected for an item, “No” will apply for such item.

		b.	Indirect Rollovers

			i.	Sources of Eligible Rollover Distributions

The Plan will accept Indirect Rollovers of Eligible Rollover Distributions from (select “Yes” or “No” to each of the following items by selecting the appropriate box):

				1.	A qualified plan described in Code Section 401(a) or 403(a).	☑ Yes	☐ No

				2.	An annuity contract described in Code Section 403(b).	☑ Yes	☐ No

				3.	An eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.	☑ Yes	☐ No

NOTE: If a box is not selected for an item, “Yes” will apply for such item.

			ii.	Rollover Exclusions

Will the Plan accept Indirect Rollover contributions of Roth Elective Deferrals (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: Indirect Rollover contributions may only consist of earnings attributable to Roth Elective Deferrals. If no option is selected, Option 2 will apply.

		c.	Rollover Contributions from IRAs

Will the Plan accept rollover contributions of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

Page 19 of 36	©2009 Ascensus, Inc., Brainerd, MN

2.	Transfer Contributions

May an Employee make transfer contributions to the Plan pursuant to Plan Section 3.08 (select one)?

	Option 1: ☑	Yes.

	Option 2: ☐	Yes, unless such Employee is part of any excluded class of Employees.

	Option 3: ☐	Yes, but only after becoming a Participant.

	Option 4: ☐	Yes, but only if the assets are exempt from the Qualified Joint and Survivor Annuity rules as described in Plan Section 5.10 (without regard to Plan Section 5.10(E) thereof).

	Option 5: ☐	No.

NOTE: If no option is selected, Option 2 will apply.

3.	Nondeductible Employee Contributions

May a Participant make Nondeductible Employee Contributions pursuant to Plan Section 3.10 (select one)?

	Option 1: ☐	Yes. If “Yes,” check here if such contributions will be mandatory. ☐

	Option 2: ☑	No.

NOTE: If no option is selected, Option 2 will apply.

Nondeductible Employee Contributions may commence on (must be on or after the Effective Date) .

4.	Top-Heavy Contributions

a. Minimum Allocation or Benefit

For any Plan Year with respect to which this Plan is a Top-Heavy Plan, any minimum allocation required pursuant to Plan Section 3.04(E) shall be made (select one):

Option 1: ☑    To this Plan. (If the allocation formula selected in Part D above does not satisfy the top-heavy minimum allocation by design, select either Suboption 1 or Suboption 2 below.

The allocation formula set forth in Part D above shall be modified to provide for the minimum allocation for non-Key Employees as follows:

Suboption 1: ☑

			Step 1:	The annual Employer Profit Sharing Contribution shall be initially allocated to the accounts of all Employees based upon the formula set forth in Part D above. If any non-Key Employee does not receive a top-heavy minimum allocation under the formula, the Employer Profit Sharing Contribution shall instead be allocated first to the non-Key Employees having less than the minimum top-heavy allocation in an amount equal to the initial allocation plus any additional amount necessary to provide the top-heavy minimum allocation.

Step 2:

The remaining Employer Profit Sharing Contributions shall then be allocated based upon the formula set forth in Part D, provided, however, those non-Key Employees receiving a top-heavy minimum allocation under Step 1 of this suboption (a) shall not be entitled to receive any additional allocation. Should any remaining non-Key Employee fail to receive a top-heavy minimum allocation under this Step 2, the calculation set forth in Step 1 shall be repeated until all non-Key Employees have received a top-heavy minimum allocation and the remaining Employer Profit Sharing Contribution has been allocated.

In the event the annual Employer Profit Sharing Contribution does not equal or exceed three percent (3%) of the total Compensation of all eligible non-Key Employees, eligible Key Employees shall not share in the allocation and such three percent (3%) allocation on behalf of non-Key Employees shall be reduced pro rata based upon the ratio each eligible non-Key Employee’s Compensation bears to the total of all such non-Key Employee’s Compensation.

		Suboption 2: ☐	An allocation of three percent (3%) of Compensation will first be made to all Employees eligible to participate in the Plan; thereafter the remaining Employer Profit Sharing Contribution will be allocated to the accounts of all Employees as set forth in Part D above. In the event the annual Employer Profit Sharing Contribution does not equal or exceed three percent (3%) of the total Compensation of all eligible non-Key Employees, such three percent (3%) allocation shall be reduced pro rata based upon the ratio each eligible non-Key Employee’s Compensation bears to the total of all such non-Key Employees’ Compensation.

NOTE: If no suboption is selected, Suboption 1 will apply.

Option 2: ☐    To the following plan maintained by the Employer:

(Describe below the extent, if any, to which the top-heavy minimum benefit requirement of Code
Section 416(c) and Plan Section 3.04(E) shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the Employees who will receive the minimum benefit under such other plan.)

Page 20 of 36	©2009 Ascensus, Inc., Brainerd, MN

		Option 3:	☐	In accordance with the following method: (Provide language describing the method that will be used to satisfy Code Section 416. Such method must preclude Employer discretion.) _______________________
_______________________________________________________________________________________

NOTE: If no option is selected, Option 1 will apply.

	b.	Participants Entitled to Receive Minimum Allocation

If a minimum allocation required pursuant to Plan Section 3.04(E) is not satisfied with either Employer Profit Sharing Contributions or Matching Contributions, the remaining minimum allocation required pursuant to Plan Section 3.04(E) shall be allocated to the Individual Accounts of (select one):

Option 1: ☑ Participants who are not Key Employees.

Option 2: ☐ All Participants.

NOTE: If no option is selected, Option 1 will apply.

	c.	Top-Heavy Ratio

For purposes of computing the top-heavy ratio as described in Plan Section 7.19(B), the Present Value of benefits under a defined benefit plan will be discounted only for mortality and interest based on the following (select one):

Option 1: ☑ Not applicable because the Employer has not maintained a defined benefit plan.

Option 2: ☐ The interest rate and mortality table specified for this purpose in the defined benefit plan.

Option 3: ☐ Interest rate of _______ percent and the following mortality table (specify) _________________ .

Part H.	ADP Testing Method

The testing method used for purposes of the ADP test under this Plan shall be (select one):

Option 1: ☐ Prior Year Testing Method.

Initial Plan Year ADP

If this is not a successor Plan, then for the first Plan Year that this Plan permits any Participant to make Elective Deferrals, the ADP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a): ☐ 3%. Suboption (b): ☐ Such first Plan Year’s ADP. NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: ☑ Current Year Testing Method.

NOTE: If no option is selected, Option 1 will apply unless the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, in which case Option 2 will apply. If the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, Option 2 must be selected. If Option 2 is selected, the current year testing method must continue to be used unless 1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence, or 2) the Plan otherwise meets one of the conditions specified in the Treasury Regulations (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method. The current year testing method may be elected for the ADP test even if prior year testing is elected for the ACP test. However, if different testing methods for the ADP and ACP tests are selected, the Plan cannot use recharacterization to correct Excess Contributions, take Elective Deferrals into consideration to satisfy the ACP test, or use Qualified Matching Contributions to satisfy the ADP test.

Part I.	ACP Testing Method

The testing method used for purposes of the ACP test under this Plan shall be (select one):

Option 1: ☐ Prior Year Testing Method.

Initial Plan Year ACP

If this is not a successor Plan, then for the first Plan Year that this Plan permits any Participant to make Nondeductible Employee Contributions, provides for Matching Contributions or both, the ACP for Participants who are non-Highly Compensated Employees shall be (select one):

Suboption (a): ☐ 3%.

Suboption (b): ☐ Such first Plan Year’s ACP.

NOTE: If no suboption is selected, Suboption (a) will apply.

Option 2: ☑ Current Year Testing Method.

NOTE: If no option is selected, Option 1 will apply unless the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, in which case Option 2 will apply. If the Adopting Employer elects to apply the Safe Harbor CODA provisions of Section Three, Part C above, Option 2 must be selected. If Option 2 is selected, the current year testing method must continue to be used unless 1) the Plan has been using the current year testing method for the preceding five Plan Years, or, if fewer, the number of Plan Years the Plan has been in existence, or 2) the Plan otherwise meets one of the conditions specified in the Treasury Regulations (or additional guidance issued by the Internal Revenue Service (IRS)) for changing from the current year testing method. The current year testing method may be elected for the ACP test even if prior year testing is elected for the ADP test. However, if different testing methods for the ADP and ACP tests are selected, the Plan cannot use recharacterization to correct Excess Contributions, take Elective Deferrals into consideration to satisfy the ACP test or use Qualified Matching Contributions to satisfy the ADP test.

Page 21 of 36	©2009 Ascensus, Inc., Brainerd, MN

SECTION FOUR: VESTING AND FORFEITURES

Complete Parts A through I

Part A.	Vesting Schedule For Matching Contributions

A Participant will become Vested in the portion of their Individual Account derived from Matching Contributions (including ACP Test Safe Harbor Matching Contributions), if applicable, made pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Matching	Option 1 ☐	Option 2 ☑	Option 3 ☐	Option 4 ☐		(Complete if chosen)	Option 5 ☐	(Complete if chosen)
Less than One	100%	0%	0%		%		%
1	100%	0%	0%		%		%
2	100%	0%	20%		%	(not less than 20%)	%
3	100%	100%	40%		%	(not less than 40%)	100%
4	100%	100%	60%		%	(not less than 60%)	100%
5	100%	100%	80%		%	(not less than 80%)	100%
6	100%	100%	100%	100%			100%

NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply. A Participant with accrued benefits derived from Matching Contributions who has not completed at least one Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, will be subject to the vesting schedule in effect after January 1, 2002, unless otherwise elected by the Employer in an amendment adopting provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Please list the pre-EGTRRA vesting schedules, if applicable, on Attachment A, Protected Benefits and Prior Plan Provisions.

Part B.	Vesting Schedule For Employer Profit Sharing Contributions

A Participant will become Vested in the portion of their Individual Account derived from Employer Profit Sharing Contributions, if applicable, made pursuant to Section Three of the Adoption Agreement as follows.

YEARS OF VESTING SERVICE	VESTED PERCENTAGE
Profit Sharing	Option 1 ☐	Option 2 ☑	Option 3 ☐	Option 4 ☐		(Complete if chosen)	Option 5 ☐	(Complete if chosen)
Less than One	100%	0%	0%		%		%
1	100%	0%	0%		%		%
2	100%	0%	20%		%	(not less than 20%)	%
3	100%	100%	40%		%	(not less than 40%)	100%
4	100%	100%	60%		%	(not less than 60%)	100%
5	100%	100%	80%		%	(not less than 80%)	100%
6	100%	100%	100%	100%			100%

NOTE: If no option is selected as of the first date on which such contributions may be made to the Plan, Option 1 will apply.

Part C.	Measuring Period For Vesting

Years of Vesting Service will be measured over the following 12-consecutive month period:

Option 1:	☑ ThePlan Year.

Option 2:

☐      The12-consecutive month period commencing with the Employee’s Employment Commencement Date and each successive 12-month period commencing on the anniversaries of the Employee’s Employment Commencement Date.

Option 3:	☐ Other(specify) .

NOTE: If no option is selected, Option 1 will apply.

Part D.	Year of Vesting Service

1.	1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.

2.	500 Hours of Service (no more than 500 but less than the number specified in Part D, item 1, above) must be exceeded to avoid a Break in Vesting Service.

NOTE: If no hours are specified, 1,000 and 500 will apply for items 1 and 2, respectively.

Part E.	Exclusion of Certain Years of Vesting Service

All of an Employee’s Years of Vesting Service with the Employer are counted to determine the Vested percentage in the Participant’s Individual Account except (select all that apply):

☐ Years of Vesting Service before the Employee reaches age 18.

☐ Years of Vesting Service before the Employer maintained this Plan or a predecessor plan.

☐ Years of Vesting Service during a period for which the Employee made no mandatory Nondeductible Employee

Contributions.

Page 22 of 36	©2009 Ascensus, Inc., Brainerd, MN

Part F.	Fully Vested Under Certain Circumstances
Will an Employee be fully Vested under the following circumstances (select “Yes” or “No” to each of the following items by selecting the appropriate box)?

	1. The Employee dies.		☑ Yes	☐ No

	2. The Employee incurs a Disability.		☑ Yes	☐ No

	3. The Employee satisfies the conditions for Early Retirement Age (if applicable).		☐ Yes	☐ No
NOTE: If a box is not selected for an item, “Yes” will apply for that item.

Part G.	Allocation of Forfeitures of Matching Contributions
Forfeitures of Matching Contributions will be (select one):

	Option 1: ☐	Allocated to the Individual Accounts of the Participants specified below in the ratio that each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.
The Participants entitled to receive allocations of such Forfeitures will be (select one):
Suboption (a): ☐ Qualifying Contributing Participants.
Suboption (b): ☐ Qualifying Participants.
Suboption (c): ☐ All Participants.
NOTE: If no suboption is selected, Suboption (a) will apply.

	Option 2: ☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

Part H.	Allocation of Forfeitures of Excess Aggregate Contributions
Forfeitures of Excess Aggregate Contributions will be (select one):
Option 1: ☐

Allocated to the Individual Accounts of each Qualifying Contributing Participant’s Matching Contribution account in the ratio that each Qualifying Contributing Participant’s Compensation for the Plan Year bears to the total Compensation of all Qualifying Contributing Participants who are non-Highly Compensated Employees for such Plan Year.

	Option 2: ☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

Part I.	Allocation of Forfeitures of Employer Profit Sharing Contributions
Forfeitures of Employer Profit Sharing Contributions will be (select one):
	Option 1: ☐	Allocated to the Individual Accounts of the Participants specified below in the manner described in Plan Section 3.04(B) (for Employer Profit Sharing Contributions).
The Participants entitled to receive allocations of such Forfeitures will be (select one):
Suboption (a): ☐ Qualifying Participants.
Suboption (b): ☐ All Participants.
NOTE: If no suboption is selected, Suboption (a) will apply.
	Option 2: ☑	Applied to reduce Employer Contributions.

NOTE: If no option is selected, Option 2 will apply. Pursuant to Plan Section 3.04(C) and notwithstanding the election made above, the Employer may first apply Forfeitures to the payment of the Plan’s administrative expenses in accordance with Plan Section 7.04 and/or the restoration of Participant’s Individual Accounts pursuant to Plan Section 4.01(C)(3).

Page 23 of 36	©2009 Ascensus, Inc., Brainerd, MN

SECTION FIVE: DISTRIBUTIONS AND LOANS

Complete Parts A through F

Part A.	Eligibility for Distributions (Answer each of the following items.)

1.	Distributions Upon Termination of Employment

a.	Individual Account Balances Less Than or Equal to the Cashout Level

Cashout Level for Terminated Participants

For purposes of applying the cashout rules in Plan Section 4.01(C), the cashout level will be (select one):

Option 1: ☑ $5,000.

Option 2: ☐ $1,000.

Option 3: ☐ $200.

Option 4: ☐ $            (specify an amount less than $1,000).

Option 5: ☐ Not Applicable. The cashout distribution provisions in Plan Section 4.01(C)(1) will not apply.

NOTE: If no option is selected, Option 2 will apply. A cashout level exceeding $1,000 will subject the Plan to the automatic rollover requirements of Code Section 401(a)(31)(B) as described in Plan Section 5.01(B). If Option 5 is selected you may skip item (ii) below because the value of the Vested portion of the Participant’s Individual Account must remain in the Plan until the Participant is entitled to, and requests (if required), a distribution. The value of a Participant’s Vested Individual Account for purposes of determining the cashout level shall be determined by including rollover contributions.

b.	Individual Account Balances Exceeding Cashout Level

i.	Employee Has Not Reached Normal Retirement Age

May an Employee who has not reached Normal Retirement Age request a distribution from the Plan of that portion of the Participant’s Individual Account attributable to the following types of contributions upon incurring a Termination of Employment (select one)?

Option 1: ☑ Yes, with respect to the following contributions.

                         ☑ Matching Contributions (if applicable).

                         ☑ Employer Profit Sharing Contributions (if applicable).

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply with regard to Matching Contributions, and Employer Profit Sharing Contributions.

ii.	Severance from Employment

May a Participant request a distribution of their Elective Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings on account of Severance from Employment pursuant to Plan Section 5.01(A)(2)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

2.	Distributions During Employment

a.	In-Service Withdrawals

i.	In-Service Availability for Elective Deferrals

Will a Participant who has not incurred a Severance from Employment be entitled to request an in-service withdrawal from the Plan of that portion of the Participant’s Individual Account attributable to Elective Deferrals, Qualified Nonelective Contributions, and Qualified Matching Contributions (select one)?

☑ Yes, if he or she has attained age 59.5 (must be at least age 59 1/2. If no age is specified, age 59 1/2 will apply)

☐ Yes, if he or she has attained Normal Retirement Age.

NOTE: If either box is selected above, select whether in-service distributions will be available from Pre-Tax and/or Roth Elective Deferrals.

☑ Pre-Tax Elective Deferrals.

☑ Roth Elective Deferrals.

NOTE: If a Participant is permitted to request an in-service distribution upon attainment of Normal Retirement Age, he or she must also be at least age 59 1/2 to be eligible for the distribution. If in-service distributions are permitted and neither Pre-Tax nor Roth Elective Deferrals is selected, in-service distributions will be permitted from both Pre-Tax Elective Deferrals and Roth Elective Deferrals.

ii.	In-Service Availability for Employer Contributions

Will a Participant be entitled to request an in-service withdrawal from the Plan of that portion of the Participant’s Individual Account attributable to Matching Contributions, and Employer Profit Sharing Contributions (select one)?

Option 1: ☑ Yes, with respect to the following contributions (select all that apply and complete the table below):

                    ☑ Matching Contributions.

                    ☑ Employer Profit Sharing Contributions.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply with respect to all Matching Contributions, and Employer Profit Sharing Contributions.

Page 24 of 36	©2009 Ascensus, Inc., Brainerd, MN

	Matching Contributions	Employer Profit Sharing Contributions

Upon attainment of age 59 1/2	✓	✓

Upon attainment of Normal Retirement Age

Upon attainment of age (specify an age other than age 59 1/2):

Upon reaching a Vested percentage equal to: 100%

The maximum Vested percent of the Individual Account that may be withdrawn is (specify Vested percent):

After contributions have been allocated to the Plan for a period of years equal to (must be at least two):

After participating in the Plan for a period of years equal to (must be at least five unless the applicable contributions have been allocated to the Plan for at least two years as specified in the box above):

The maximum number of in-service withdrawals that may be taken while a Participant is employed by the Employer is (specify either “unlimited” or the actual number that applies (e.g., one, one per year, etc.)):

	one per year	one per year

After participating in the Plan for a period of years equal to (a) and	(a)	(a)
attaining age (b).	(b)	(b)

After becoming 100% Vested, participating in the Plan for a period	(a)	(a)
of years equal to (a) and attaining age (b).	(b)	(b)

NOTE: Place an “x” or enter the specific criteria (e.g., age, vested percentage, etc.) in each box, as applicable. A Participant need only satisfy the criteria in one of the rows to be eligible for an in-service distribution. If Option 1 applies and no selections or entries are made in the table above, Plan Section 5.01(C)(1) will apply in determining whether a Participant is entitled to an in-service distribution and there will be no limit on the number of in-service distributions.

b.	Hardship Withdrawals

i.	Hardship Availability for Elective Deferrals

Will a Participant who has not incurred a Severance from Employment be entitled to request a hardship distribution from the Plan of that portion of the Individual Account attributable to Elective Deferrals (select one)?

Option 1:	☑	Yes, with respect to the following Elective Deferrals (select all that apply):

☑ Pre-tax Elective Deferrals.

☑ Roth Elective Deferrals.

Option 2:	☐	No.

NOTE: If no option is selected, Option 1 will apply and hardship distributions will be available from both Pre-tax and Roth Elective Deferrals. Hardship distributions of Elective Deferrals will result in a suspension of an Employee’s Elective Deferrals (and Employee Nondeductible Contributions, if applicable) as described in Plan Section 5.01(C)(2)(b).

ii.	Hardship Availability for Matching Contributions and Employer Profit Sharing Contributions

Will a Participant be entitled to request a hardship distribution from the Plan (select all that apply)?

Option 1:	☑	Yes, with respect to the following contributions (select all that apply):

☑ Matching Contributions.

☑ Employer Profit Sharing Contributions.

Option 2:	☐	Yes, with respect to the following contribution and only with respect to a Participant who is 100 percent Vested in their Individual Account attributable to such contributions (select all that apply):

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

Option 3:	☐	Yes, with respect to the following contribution and only with respect to a Participant who has participated in the Plan for or more years and has attained age (select all that apply):

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

Option 4:	☐	Yes, with respect to the following contribution and only with respect to a Participant who is 100 percent Vested in their Individual Account and has participated in the Plan for or more years and has attained age (select all that apply):

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

Page 25 of 36	©2009 Ascensus, Inc., Brainerd, MN

Option 5:  ☐  No.

NOTE: If no option is selected, Option 1 will apply with respect to all Matching Contributions and Employer Profit Sharing Contributions. If Option 1, 2, 3, or 4 applies, complete the following:

How will hardship be defined for purposes of this section?

Suboption (a): ☐	The definition of hardship described in Plan Section 5.01(C)(2)(a) will apply with respect to the following types of contributions, therefore an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will not be suspended for six months (select all that apply):

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

Suboption (b): ☐	The safe harbor definition of hardship distribution described in Plan Section 5.01(C)(2)(b) will apply with respect to the following types of contributions, except that an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will not be suspended for six months (select all that apply):

☐ Matching Contributions.

☐ Employer Profit Sharing Contributions.

Suboption (c): ☑	The safe harbor definition of hardship distribution described in Plan Section 5.01(C)(2)(b) will apply with respect to the following types of contributions, including the requirement that an Employee’s Elective Deferrals (and Nondeductible Employee Contributions, if applicable) will be suspended for six months (select all that apply):

☑ Matching Contributions.

☑ Employer Profit Sharing Contributions.

NOTE: If no suboption is selected, Suboption (b) will apply to the option selected in item (b)(ii) above with regard to Matching Contributions and Employer Profit Sharing Contributions.

3.	Miscellaneous Distribution Issues

a.	Withdrawals of Rollover Contributions

Will an Employee be entitled to request a distribution of their rollover contributions at any time (select one)?

Option 1:  ☐  Yes.

Option 2:  ☑  No.

NOTE: If no option is selected, Option 1 will apply. If Option 2 applies, the Plan’s provisions governing distributions will apply according to Plan Section 5.01(A)(1).

b.	Withdrawals of Transfer Contributions

Will an Employee be entitled to request a distribution of their transfer contributions at any time subject to the restrictions of Plan Section 5.01(D) (select one)?

Option 1:  ☐  Yes.

Option 2:  ☑   No.

NOTE: If no option is selected, Option 1 will apply. If Option 2 applies, the Plan’s provisions governing distributions will apply according to Plan Section 5.01 (A)(1).

c.	Disability

Will a Participant who has incurred a Disability be entitled to request a distribution from the Plan (select one)?

Option 1:  ☑  Yes (select all that apply):

   ☑  Elective Deferrals.

   ☑  Matching Contributions.

   ☑  Employer Profit Sharing Contributions.

Option 2:  ☐ No.

NOTE: If no option is selected, Option 1 will apply. If Option 1 applies and no contribution source is selected, distributions will be permitted from all contribution sources.

Part B. Form of Distribution (Answer each of the following items.)

1.	Individual Account Balances of $1,000 or Less

Cashout distributions of $1,000 or less that are Eligible Rollover Distributions and are made to terminated Participants pursuant to Plan Section 5.01(B) shall be (select one):

Option 1:  ☑  Paid in a lump sum distribution.

Option 2:  ☐  Paid in a Direct Rollover to an individual retirement account (as defined in Code Sections

408(a) and 408(b)).

NOTE: If no option is selected, Option 1 will apply.

Page 26 of 36	©2009 Ascensus, Inc., Brainerd, MN

2.	Individual Account Balances Exceeding $1,000

a.	Lump Sum

Will a Participant be entitled to request a distribution of the Vested portion of their Individual Account in a lump sum, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

b.	Partial Payments

Will a Participant be entitled to request a partial distribution of the Vested portion of their Individual Account, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

c.	Installment Payments

Will a Participant be entitled to request a distribution of the Vested portion of their Individual Account over a period not to exceed the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and their designated Beneficiary, subject to Plan Section 5.02 (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

d.	Annuity Contracts

Will a Participant be entitled to apply the Vested portion of their Individual Account toward the purchase of an annuity contract, subject to Plan Section 5.02 (select one)?

Option 1: ☐ Yes.

Option 2: ☑ No.

NOTE: Option 1 must be selected for at least one of items (a) through (d) in Part B, item 2 above. If neither option is selected for items (a) or (b) in Part B, item 2 above, Option 1 will apply. If neither option is selected for items (c) or (d), Option 2 will apply. If this Plan is restating a Prior Plan, the forms of distribution under this Plan must generally be at least as favorable as under the Prior Plan.

Part C.	Timing of Distributions

1.	Death, Disability or Attainment of Normal Retirement Age

If a Participant dies, incurs a Disability or attains Normal Retirement Age, and a distributable event has occurred, distributions shall commence as soon as administratively feasible following (select one):

Option 1:	☑	The date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 2:	☐	The next valuation date after the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 3:	☐	The last day of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 4:	☐

The last day of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant requests a distribution and incurs                  (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE: If no option is selected, Option 1 will apply. A Participant’s request for a distribution must be accompanied by their Spouse’s consent (if required) as prescribed in Plan Section 5.10.

2.	Termination of Employment or Severance from Employment

If a Participant has a Termination of Employment or Severance from Employment, and a distributable event has occurred, distributions shall commence as soon as administratively feasible following (select one):

Option 1:	☑	The date the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 2:	☐	The next valuation date after the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 3:	☐	The last day of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution.

Option 4:	☐

The last day of the Plan Year within which the Participant (or Beneficiary of a deceased Participant) requests a distribution or the Participant requests a distribution and incurs                  (not more than five) consecutive one-year Breaks in Vesting Service, whichever is later.

NOTE: If no option is selected, Option 1 will apply. A Participant’s request for a distribution must be accompanied by their Spouse’s consent (if required) as prescribed in Plan Section 5.10.

Page 27 of 36	©2009 Ascensus, Inc., Brainerd, MN

Part D.	Required Minimum Distributions

1. Election to Apply Five-Year Rule to Distributions to Designated Beneficiaries

Will Designated Beneficiaries be required to take distributions according to the five-year rule (select one)?

	Option 1: ☐	Yes. If the Participant dies before distributions have begun and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Plan Section 5.05(D)(2), but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse have begun, this election will apply as if the surviving Spouse were the Participant.

	Option 2: ☑	No.

NOTE: If no option is selected, Option 2 will apply.

If applicable, this item 1 shall apply to (select one):

Option 1: ☐ All distributions.

Option 2: ☐ The following distributions (specify): .

NOTE: If no option is selected, Option 1 will apply.

2. Election to Permit Participants or Beneficiaries to Elect Five-Year Rule

Will Participants or Designated Beneficiaries be permitted to elect, on an individual basis, whether the five-year rule or the life expectancy rule applies (select one)?

Option 1: ☑	Yes. Participants or Beneficiaries may elect on an individual basis whether the five-year rule or the life expectancy rule in Plan Section 5.05(D)(2) applies to distributions after the death of a Participant who has a Designated Beneficiary.

Option 2: ☐	No. Distributions will be made in accordance with Plan Section 5.05(D)(2) and, if applicable, item 1 above.

NOTE: If no option is selected, Option 1 will apply. If Option 1 in Part D, item 1 above is selected, Option 2 in Part D, item 2 must be selected.

Part E.	Retirement Equity Act Safe Harbor

Will the safe harbor provisions of Plan Section 5.10(E) apply (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

Survivor Annuity Percentage (Complete only if Option 2 is selected or if certain Plan assets (e.g., transfer contributions) are subject to the Retirement Equity Act annuity requirements.)

The survivor annuity portion of the Qualified Joint and Survivor Annuity will be a percentage equal to percent (at least 50 percent, but no more than 100 percent) of the amount paid to the Participant before their death.

NOTE: If no option is selected, the survivor annuity portion of the Qualified Joint and Survivor Annuity will be equal to 50 percent.

Part F.	Loans
May a Participant request a loan pursuant to Plan Section 5.16 (select one)? Option 1: ☑ Yes. Option 2: ☐ No. NOTE: If no option is selected, Option 2 will apply.

NOTE: Generally, Code Section 411(d)(6) prohibits the elimination of protected benefits. Protected benefits include the timing of payout options. If the Plan is restating a Prior Plan that permitted a distribution option described above that involves the timing of a distribution, the selections must generally be at least as favorable as under the Prior Plan. Certain forms of distributions (e.g., redundant forms of distribution) may, however, be eliminated. Refer to Code Section 411(d)(6) and the corresponding Treasury regulation for details pertaining to the elimination of otherwise protected benefits. Note that ADP Test Safe Harbor Contributions may not be distributed earlier than Severance from Employment, death, Disability, an event described in Code Section 401(k)(10), or, in the case of a profit sharing plan, the attainment of age 59 1/2.

SECTION SIX: DEFINITIONS Complete Parts A through J

Part A.	Compensation for Allocation and Other General Purposes (Define compensation by placing an “x” in each of the applicable boxes below. If a contribution source listed below is not available in the Plan, select “Not Applicable” for such source.

1. Base Definition

Compensation will mean all of each Participant’s (select one for each contribution source):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not Applicable
W-2 Wages
3401(a) Wages
415 Safe-Harbor Compensation	✓	✓	✓

NOTE: If no box is selected for a contribution source, W-2 wages will apply to such source.

Page 28 of 36	©2009 Ascensus, Inc., Brainerd, MN

2.	Determination Period

Compensation shall be determined over the following applicable period (select one for each contribution source):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not Applicable
Plan Year	✓	✓	✓
Calendar Year Ending With Or Within The Plan Year
Consecutive 12-Month Period, Beginning On (specify month and day)

NOTE: If no box is selected for a contribution source, Plan Year will apply to such source.

3.	Inclusion of Elective Deferrals

Compensation shall include Employer Contributions (made pursuant to a salary reduction agreement) that are not includible in the gross income of the Employee under any of the following Code Sections: Section 125 (cafeteria plans), Section l32(f)(4) (transportation fringe benefits), Section 402(e)(3) (401 (k) plans), Section 408(k) (salary deferral SEP plans), Section 403(b) (tax sheltered annuity plans), Section 457 (deferred compensation plans of state and local governments and tax-exempt organizations) (select “Yes” or “No” for each of the following contribution types).

Elective Deferrals	☑ Yes ☐ No
Matching Contributions	☑ Yes ☐ No
Employer Profit Sharing Contributions	☑ Yes ☐ No

NOTE: If a box is not selected for an item, “Yes” will apply for the applicable contribution type, if applicable.

4.	Exclusions from Compensation

Compensation shall exclude the following (select all that apply).

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not Applicable
Bonuses
Overtime
Commissions
Other (specify)

Reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation and welfare benefits.	✓	✓	✓

NOTE: If a box is not selected for a contribution source, such item will be included in Compensation for such contribution source, if applicable. No exclusions from Compensation are permitted with respect to Employer Profit Sharing Contributions if the integrated allocation formula in Section Three, Part D, item 3 is selected. If any items are excluded, the definition of Compensation may not be a safe harbor alternative definition of compensation and may be subject to nondiscrimination testing under Code Section 414(s).

5.	Post-Severance Compensation

a.	Regular Compensation

In addition to any adjustment to Compensation elected above, will regular compensation be included in Compensation (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

b.	Leave Payments

In addition to any adjustment to Compensation elected above, will leave payments be excluded from Compensation (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply.

Page 29 of 36	©2009 Ascensus, Inc., Brainerd, MN

6.	Pre-Entry Date Compensation

Unless a different definition of Compensation is required by either the Code or ERISA, for the Plan Year in which an Employee enters the Plan, the Employee’s Compensation that will be taken into account for purposes of the Plan will be (select one for each contribution source):

	Elective Deferrals	Matching Contributions	Employer Profit Sharing Contributions
Not Applicable
Compensation from Entry Date	✓	✓	✓
Compensation for the full Plan Year

NOTE: If no box is selected for a contribution source, Compensation from Entry Date will apply to such source.

7.	Deemed 125 Compensation

Will Compensation include deemed Code Section 125 compensation?

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 will apply.

Part B.	Disability

For purposes of this Plan, Disability will mean (select one):

Option 1:	☑

The inability to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Option 2:	☐	The inability to engage in any substantial, gainful activity in the Employee’s trade or profession for which the Employee is best qualified through training or experience or as defined under the employer’s long term disability program.

NOTE: If no option is selected, Option 1 will apply.

Part C.	Highly Compensated Employee

1.	Top Paid Group Election

For purposes of determining who is a Highly Compensated Employee under the Plan, will the top paid group election apply (select one)?

Option 1:	☐	Yes.

Option 2:	☑	No.

NOTE: If no option is selected, Option 2 will apply.

2.	Calendar Year Data Election

If the Plan Year is a fiscal year other than a calendar year, for purposes of determining who is a Highly Compensated Employee (other than a five-percent owner) under the Plan, will the calendar year data election apply (select one)?

Option 1:	☐	Yes.

Option 2:	☐	No.

NOTE: If no option is selected, Option 2 will apply. If the Plan Year is a calendar year, the Highly Compensated Employee determination will be based on the calendar year.

Part D.	Hour of Service–Method of Determining Service

1.	Service for purposes of determining eligibility to participate in the Plan will be determined on the basis of (select one):

Option 1:	☑	Elapsed Time.

Option 2:	☐	Actual hours for which an Employee is paid or entitled to payment.

Option 3:	☐	Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

Option 4:	☐	Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

Option 5:	☐	Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

Option 6:	☐	Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply.

Page 30 of 36	©2009 Ascensus, Inc., Brainerd, MN

	2.	Service for purposes of determining if a Participant is a Qualifying Participant or Qualifying Contributing Participant (and therefore eligible to receive an Employer Contribution) will be determined on the basis of (select one):

		Option 1:	☐	Elapsed Time.

		Option 2:	☐	Actual hours for which an Employee is paid or entitled to payment.

		Option 3:	☐	Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

		Option 4:	☐	Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

		Option 5:	☐	Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

		Option 6:	☐	Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply.

	3.	Service for purposes of determining a Participant’s Vested percentage will be determined on the basis of (select one):

		Option 1:	☐	Elapsed Time.

		Option 2:	☑	Actual hours for which an Employee is paid or entitled to payment.

		Option 3:	☐	Days worked. An Employee will be credited with 10 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the day.

		Option 4:	☐	Weeks worked. An Employee will be credited with 45 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the week.

		Option 5:	☐	Semi-Monthly payroll periods worked. An Employee will be credited with 95 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

		Option 6:	☐	Months worked. An Employee will be credited with 190 Hours of Service if under the definition of Hours of Service such Employee would be credited with at least one Hour of Service during the month.

NOTE: If no option is selected, Option 2 will apply.

Part E.	Limitation Year Means

Option 1: ☑ The Plan Year.

Option 2: ☐ The calendar year.

Option 3: ☐ Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and nondiscriminatory manner.)                                                                                                                                       .

NOTE: If no option is selected, Option 1 will apply.

Part F.	Plan Year Means

Option 1: ☐ The 12-consecutive month period which coincides with the Adopting Employer’s tax year.

Option 2: ☑ The calendar year.

Option 3: ☐ The 52/53 week period ending on the last                      (specify day of the week) nearest                      (specify month and day) of each year.

Option 4: ☐ Other 12-consecutive month period (Specify a 12-consecutive month period selected in a uniform and
nondiscriminatory manner.)                                                                                                                                       .

NOTE: If no option is selected, Option 1 will apply.

If the initial Plan Year or any subsequent Plan Year is less than 12 months (a short Plan Year) specify such Plan Year’s beginning and ending dates.                                                                                                                                                           .

Part G.	Predecessor Employer Service

In addition to the Hours of Service credited when an Employer maintains the plan of a predecessor employer, Hours of Service with a predecessor employer will be credited for the following purposes where the Employer does not maintain the plan of a predecessor employer (select all that apply):

☐ Eligibility.

☐ Vesting.

☐ Allocation of Contributions.

Name of Predecessor Employer(s):

If service with a predecessor is taken into account for one or more of the items listed above, specify any additional limitations on crediting service that apply (e.g., limitations by business classification, length of service, etc.):

Page 31 of 36	©2009 Ascensus, Inc., Brainerd, MN

Part H.	Required Beginning Date For purposes of determining when minimum distributions must begin to be made to each Participant, the Required Beginning Date will mean (select one):

	Option 1:	☐	The April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2.

	Option 2:	☐

April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2, except that distributions to a Participant (other than a five-percent owner) with respect to benefits accrued after              (specify month, day, and year) must commence by April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

	Option 3:	☑	The later of the April 1 of the calendar year following the calendar year in which a Participant attains age 70 1/2 or retires except that distributions to a five-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

NOTE: If no option is selected, Option 3 will apply.

(If Option 3 is selected, choose one or more of the following suboptions.)

Suboption (a): ☑     Any Participant (other than a five-percent owner of the Employer) attaining age 70 1/2 in years after 1995 may elect by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31,1997, in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. An election to defer distributions will be deemed made by a Participant who does not request a minimum distribution by April 1 of the year following the year in which the Participant attains age 70 1/2.

Suboption (b): ☑     Any Participant (other than a five-percent owner) attaining age 70 1/2 in years before 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is either (select one):

(i) ☐ a new annuity starting date upon recommencement, or

(ii) ☑ no new annuity starting date upon recommencement.

NOTE: If neither item (i) nor item (ii) is selected, item (ii) will apply.

NOTE: If no suboption(s) is selected, Suboptions (a) and (b) will apply.

Part I.

Retirement Age

1.      Early Retirement Age

The Early Retirement Age under the Plan will be (select one):

Option 1: ☑ An Early Retirement Age is not applicable under the Plan.

Option 2: ☐ A Participant satisfies the Plan’s Early Retirement Age conditions by attaining age        and completing               Years of Vesting Service.

NOTE: If no option is selected, Option 1 will apply.

2.      Normal Retirement Age

The Normal Retirement Age under the Plan will be (select and complete one):

Option 1: ☑ Age 55 (not to exceed 65 or such later age as may be allowed under Code Section 411(a)(8)).

Option 2: ☐ The later of age      (not to exceed 65 or such later age as may be allowed under Code Section 411(a)(8)) or the              (not to exceed fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

NOTE: If no option is selected, Option 1 and age 59 1/2 will apply.

Part J.	Valuation Date

The Plan Valuation Date will be (select one):

Option 1: ☐ Daily.

Option 2: ☐ The last day of the Plan Year and each other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner.

Option 3: ☐ The last day of each Plan quarter.

Option 4: ☐ The last day of each month.

Option 5: ☑ Other (Specify one or more dates that are selected in a uniform and nondiscriminatory manner, including the last day of the Plan Year.) Each day the New York Stock Exchange is open for trading.

NOTE: If no option is selected, Option 2 will apply.

Page 32 of 36	©2009 Ascensus, Inc., Brainerd, MN

SECTION SEVEN: MISCELLANEOUS

Complete Parts A and B

Part A.	Life Insurance

Will life insurance investments be permitted under the Plan (select one)?

	Option 1: ☐	Yes.

	Option 2: ☑	No.

NOTE: If no option is selected, Option 2 will apply.

Part B.	Participant Direction

1. Authorization

Will a Participant be responsible for directing any or all of the investment of their Plan assets pursuant to Plan Section 7.22(B) (select one)?

Option 1: ☑ Yes.

Option 2: ☐ No.

NOTE: If no option is selected, Option 1 will apply. Complete the remainder of Part B only if Option 1 is selected.

2. Investment Options

A Participant may direct the investment of their Plan assets among the following investments (select one):

	Option 1: ☑	Only those investment options designated by the Plan Administrator or other Fiduciary as being subject to Participant direction.

	Option 2: ☐	Any investment permitted by the Plan.

NOTE: If no option is selected, Option 1 will apply.

3. Accounts Subject to Participant Direction

A Participant shall be responsible for directing the following portions of their Individual Account (select one):

	Option 1: ☑	The entire Individual Account.

	Option 2: ☐	Those accounts that the Plan Administrator may designate from time to time in a uniform and nondiscriminatory manner.

	Option 3: ☐	The following accounts (select all that apply):

☐ Elective Deferral account.

☐ Matching Contribution account.

☐ Employer Profit Sharing Contribution account.

☐ Rollover contribution account.

☐ Transfer contribution account.

☐        Other (Specify one or more of the accounts that may, in part, comprise a Participant’s Individual Account under this Plan. Do not list any restrictions on Participant direction that would be deemed to restrict any benefits, rights, or features in a discriminatory manner prohibited under Code
Section 401(a)(4).)

.

NOTE: If no option is selected, Option 1 will apply.

4. Frequency of Investment Changes

A Participant may make changes to the investments within their Individual Account with the following frequency (select one):

	Option 1: ☐	In accordance with uniform and nondiscriminatory rules established by the Plan Administrator or other Fiduciary.

	Option 2: ☑	Daily.

	Option 3: ☐	Monthly.

	Option 4: ☐	Quarterly.

	Option 5: ☐	Other (Specify one or more uniform and nondiscriminatory periods selected by the Plan Administrator.)
.

NOTE: If no option is selected, Option 1 will apply. The Plan’s Valuation Dates must be at least as often as the frequency selected above.

5. ERISA 404(c) Compliance

Does the Adopting Employer intend to operate this Plan in compliance with ERISA Section 404(c) as set forth in Plan Section 7.22(B)?

	Option 1: ☑	Yes.

	Option 2: ☐	No.

NOTE: If no option is selected, Option 1 will apply.

Page 33 of 36	©2009 Ascensus, Inc., Brainerd, MN

SECTION EIGHT: TRUSTEE AND CUSTODIAN

Complete Parts A and B (as applicable)

Part A.	Trustee (This Part A must be completed unless the Plan only covers one or more Self-Employed Individuals or satisfies another exception under ERISA. Select one.)

	1.	Trustee Appointment

Option 1: ☑ Financial Organization as Trustee

Option 2: ☐ Individual Trustee(s)

The Trustee of this Plan shall be a: ☑ Directed Trustee ☐ Discretionary Trustee

Name of Trustee Vanguard Fiduciary Trust Company

Address P.O. Box 2900, Valley Forge, PA 19482

Telephone (800) 523-1188

Signature	Title	Dennis Simmons, Principal

Name of Trustee

Address

Telephone

Signature	Title

Name of Trustee

Address

Telephone

Signature	Title

Name of Trustee

Address

Telephone

Signature	Title

	2.	Trust Agreement

If a Trustee is designated in Part A, item 1 above, which trust agreement will apply to the Plan (select one)?

Option 1: ☑ Trust provisions contained in Plan Section Eight.

Option 2: ☐ Separate executed trust agreement attached hereto.

NOTE: If no option is selected, Option 1 will apply. If Option 2 is selected, the attached trust agreement must be on file with the IRS for use by the Prototype Sponsor listed in Section Nine below.

Part B.	Custodian (Both a Custodian and Trustee may be appointed for the Plan. This Part B must be completed if a Trustee is not named in Part A, above.)

	1.	Custodian Appointment

Financial Organization

Address

Signature

Type Name	Title

2.	Custodial Agreement

If a Custodian is designated in Part B, item 1 above, which custodial agreement will apply to the Plan (select one)?

Option 1: ☐ Custodial provisions contained in Plan Section Eight. Option 2: ☐ Separate executed custodial agreement attached hereto.

NOTE: If no option is selected, Option 1 will apply. If Option 2 is selected, the attached custodial agreement must be on file with the IRS for use by the Prototype Sponsor listed in Section Nine below.

Page 34 of 36	©2009 Ascensus, Inc., Brainerd, MN

SECTION NINE: EMPLOYER SIGNATURE

Prototype Sponsor

Name of Prototype Sponsor     Vanguard Fiduciary Trust Company

Address     P.O. Box 2900, Valley Forge, PA 19482

Telephone     800-523-1188

Plan Administrator

☐	Check here and provide the applicable information below if someone other than the Adopting Employer will be the Plan Administrator.

Name of Plan Administrator
Address
City	State	Zip
Telephone
Signature of Plan Administrator Date Signed
Type Name

Check the applicable box if there is an attachment(s) that applies to this Plan other than a separate trust or custodial agreement.

☑	Attachment A, Protected Benefits and Prior Plan Provisions.

☐	Attachment B, Special Effective Date(s).

☐	Attachment C, New Comparability Allocation Group(s).

☑	Other: (If this box is checked, please describe the attachment(s)) Plan clarification

Authorized Employer Signature

I am an authorized representative of the Adopting Employer named above and I state the following:

1.	I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan;

2.	I understand that I should review this document carefully for accuracy and completeness as I have final responsibility for ensuring that the operational compliance requirements for the Plan are met. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan;

3.	I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan; and

4.	I have received a copy of this Adoption Agreement, the corresponding Basic Plan Document and, if applicable, any separate trust or custodial agreement used in lieu of the trust or custodial agreement contained in the Basic Plan Document.

Signature of Adopting Employer /s/ Gary Yeaw	Date Signed January 4, 2012

Type Name Gary Yeaw	Title VP, Human Resources

NOTE: The Adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401 only to the extent provided in Revenue Procedure 2005-16. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Revenue Procedure 2005- 16. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. This Adoption Agreement may be used only in conjunction with Basic Plan Document #01.

Page 35 of 36	©2009 Ascensus, Inc., Brainerd, MN

SECTION TEN: ALLOCATION FACTOR TABLES

Employers selecting the Age-Weighted Formula in the Adoption Agreement for purposes of allocating Employer Profit Sharing Contributions shall use the following tables in determining the Allocation Factor.

Age Related Allocation Factors*

Participant’s		Interest Rate
Current Age	7.5%	8.0%	8.5%
1	0.991	0.714	0.515
2	1.066	0.771	0.559
3	1.146	0.833	0.606
4	1.232	0.899	0.658
5	1.324	0.971	0.714
6	1.423	1.049	0.775
7	1.530	1.133	0.840
8	1.645	1.223	0.912
9	1.768	1.321	0.989
10	1.901	1.427	1.074
11	2.043	1.541	1.165
12	2.197	1.665	1.264
13	2.361	1.798	1.371
14	2.539	1.942	1.488
15	2.729	2.097	1.614
16	2.934	2.265	1.751
17	3.154	2.446	1.900
18	3.390	2.641	2.062
19	3.644	2.853	2.237
20	3.918	3.081	2.427
21	4.212	3.327	2.634
22	4.527	3.594	2.857
23	4.867	3.881	3.100
24	5.232	4.192	3.364
25	5.624	4.527	3.650
26	6.046	4.889	3.960
27	6.500	5.280	4.297
28	6.987	5.703	4.662
29	7.511	6.159	5.058
30	8.075	6.652	5.488
31	8.680	7.184	5.954
32	9.331	7.758	6.461
33	10.031	8.379	7.010
34	10.783	9.049	7.606
35	11.592	9.773	8.252
36	12.462	10.555	8.953
37	13.396	11.400	9.714
38	14.401	12.311	10.540
39	15.481	13.296	11.436
40	16.642	14.360	12.408
41	17.890	15.509	13.463
42	19.232	16.750	14.607
43	20.674	18.090	15.849
44	22.225	19.537	17.196
45	23.892	21.100	18.658
46	25.684	22.788	20.244
47	27.610	24.611	21.964
48	29.681	26.580	23.831
49	31.907	28.706	25.857
50	34.300	31.002	28.055
51	36.872	33.483	30.439
52	39.638	36.161	33.027
53	42.611	39.054	35.834
54	45.806	42.178	38.880
55	49.242	45.553	42.185
56	52.935	49.197	45.770
57	56.905	53.133	49.661
58	61.173	57.383	53.882
59	65.761	61.974	58.462
60	70.693	66.932	63.431
61	75.995	72.286	68.823
62	81.695	78.069	74.673
63	87.822	84.315	81.020
64	94.408	91.060	87.907
65	101.489	98.345	95.379

*Based on the UP 1984 Mortality Table Testing Age 65

Page 36 of 36	©2009 Ascensus, Inc., Brainerd, MN